UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 3, 2005


                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


         FLORIDA                        000-30932                  98-0346454
         -------                        ---------                  ----------
(STATE OR OTHER JURISDICTION)    (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
     OF INCORPORATION)                                          IDENTIFICATION)


              335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142
                                                           --------------



                       ----------------------------------

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 8.01 OTHER EVENTS


         Effective October 3, 2005, the Company extended the expiry date from October 3, 2005 to April 27, 2006, for 4,214,705 warrants previously issued in the first traunch of the Company's Unit Private Placement in October 2002. Two warrants are exercisable for one share of common stock. Warrants can only be exercised in even lots for full shares of common stock at an exercise price of $0.30 per share.


         Additionally, effective October 3, 2005 the Company extended the expiry date from October 10, 2005 to April 27, 2006, for 750,000 warrants issued in the Company's October 2000 Private Placement. The warrants have an exercise price of $0.17 per warrant share.



                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.

Date: October 24, 2005
                                       By:  /S/ JOEY SCHWARTZ
                                            -----------------
                                            Joey Schwartz,
                                            Chief Financial Officer